UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2016

Flexion Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36287	26-1388364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Mall Road, Suite 301 Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 305-7777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 16, 2015, we filed a Current Report on Form 8-K, or the Original Report, announcing entry into an underwriting agreement relating to the issuance and sale by us of shares of our common stock. The Original Report included a copy of the opinion of Cooley LLP, or the Cooley Opinion, relating to the legality of the issuance and sale of the shares in the offering, which copy contained a clerical error. This Current Report on Form 8-K/A, or this Amendment, is being filed solely to replace Exhibit 5.1.

A corrected copy of the Cooley Opinion is attached to this Amendment as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Cooley LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

Flexion Therapeutics, Inc.

Dated: November 18, 2016	By:	/s/ Frederick Driscoll
Frederick Driscoll
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

5.1	Opinion of Cooley LLP.